UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2008

AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)
Registrant’s telephone number, including area code: (909) 394-3600
California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          The Board of Directors of American States Water Company announced that on November 1, 2008, Eva G. Tang succeeded Robert J. Sprowls as Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer of American States Water Company and Senior Vice President-Finance, Chief Financial Officer and Secretary of its principal subsidiary, Golden State Water Company.  Mr. Sprowls will continue as Executive Vice President of the Company and Golden State Water Company until he becomes President and Chief Executive Officer of both companies on January 1, 2009.

          Ms. Tang has served as Vice President-Finance, Treasurer and Assistant Secretary of Golden State Water Company since October 2002 and Assistant Secretary of American States Water Company since May 20, 2008.  She is 53 years old.

          In her new position, Ms. Tang will be entitled to a base salary of $260,000 per year.  She was also awarded 184 stock options with an exercise price of $32.93 and 37 restricted stock units.

          There is no arrangement or understanding between Ms. Tang and any other person pursuant to which she was appointed as Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer of the Company, and Senior Vice President-Finance, Chief Financial Officer and Secretary of Golden State Water Company.  There is no family relationship between Ms. Tang and any other executive officer, employee or director of the Company or any of its subsidiaries.  There has been no transaction since January 1, 2008, or any currently proposed transaction, involving the Company in which Ms Tang has a material interest or any other business relationship or transaction between the Company and Ms. Tang involving an amount exceeding $120,000.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated November 3, 2008 in which American States Water Company Announces Management Appointment of Eva G. Tang as Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
GOLDEN STATE WATER COMPANY

Date:	November 3, 2008	/s/ Robert J. Sprowls
Robert J. Sprowls
Executive Vice President